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                                                                   EXHIBIT 10(D)

                            BANKBOSTON CORPORATION

                         1996 Long-Term Incentive Plan

                      (As amended through June 25, 1998)


1. Purpose.
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   The BankBoston Corporation 1996 Long-Term Incentive Plan (the "Plan") has
been adopted to create and enhance significant ownership of the Common Stock of the Corporation by key officers and employees of the Corporation and its Affiliates. Additional purposes of the Plan include providing a meaningful incentive to Participants to make substantial contributions to the Corporation's future success, enhancing the Corporation's ability to attract and retain persons who will make such contributions, and ensuring that the Corporation has competitive compensation opportunities for such key officers and employees.

   By furthering these objectives, the Plan is intended to benefit the interests of the stockholders of the Corporation.

2. Definitions.
   -----------

   As used herein, the following words or terms have the meanings set forth below:

   2.1. "Affiliate" means (a) a corporation or other entity in which the Corporation owns, directly or indirectly or has the power to vote or cause to be voted, stock or other ownership interests representing more than 50% of the total combined voting power of such entity or (b) any other entity in which the Corporation has a significant equity interest, as determined by the Committee. Except as determined by the Committee in particular cases, if an entity ceases to be an Affiliate for any reason (a "disaffiliation"), the employment of each individual who was employed by the entity shall be treated as having been involuntarily terminated by the Corporation and its Affiliates effective upon such disaffiliation, unless such individual thereafter continues to be employed by the Corporation or another entity which remains an Affiliate.

   2.2. "Award" means any Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Other Awards granted under the Plan.
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                                      -2-

   2.3. "Award Documentation" means a writing delivered to a Participant specifying the terms and conditions of an Award and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable.

   2.4. "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Exchange Act.

   2.5. "Board" means the Board of Directors of the Corporation, except that, whenever action is to be taken under the Plan with respect to a Reporting Person, "Board" shall mean only such directors who are "disinterested persons" or "non-employee directors," as applicable, within the meaning of Rule 16b-3 under the Exchange Act or any successor rule.

   2.6. A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         2.6.1. There is an acquisition of control of the Corporation as defined in Section 2(a)(2) of the Bank Holding Company Act of 1956, or any similar successor provision, as in effect at the time of the acquisition; or

         2.6.2. Continuing Directors constitute two-thirds (2/3) or less of the membership of the Board, whether as the result of a proxy contest or for any other reason or reasons; or

         2.6.3. Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding voting securities; or

         2.6.4. There is consummated a merger or consolidation (or similar transaction) of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (A) a merger or consolidation (or similar transaction) which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) directly or indirectly sixty percent (60%) or more of the combined voting power of the voting securities (entitled to vote generally for the election of directors) of the Corporation or such surviving or parent entity outstanding immediately after such merger or consolidation and which would result in those persons who
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                                      -3-

are Continuing Directors immediately prior to such merger or consolidation constituting more than two-thirds (2/3) of the membership of the Board or the board of such surviving or parent entity immediately after, or subsequently at any time as contemplated by or as a result of, such merger or consolidation (or similar transaction) or (B) a merger or consolidation effected to implement a recapitalization or restructuring of the Corporation or any of its subsidiaries (or similar transaction) in which no Person acquired twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities; or

         2.6.5. The stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets (or any transaction having a similar effect), other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity in which the holders of the voting securities (entitled to vote generally for the election of directors) of the Corporation immediately prior to such sale or disposition continue to own proportionally and beneficially directly or indirectly sixty percent (60%) or more of the combined voting power of the voting securities (entitled to vote generally for the election of directors) of such entity outstanding immediately after such sale or disposition and which would result in those persons who are Continuing Directors immediately prior to such sale or disposition constituting more than two-thirds () of the membership of the Board or the board of such entity immediately after, or subsequently at any time as contemplated by or as a result of such sale or disposition.

   2.7. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

   2.8. "Committee" means the committee appointed by the Board with authority to administer the Plan. Membership of the Committee shall at all times be constituted consistent with exemption under Rule 16b-3 under the Exchange Act (or any successor rule) of those Awards that are intended to be so exempt and with qualification under the Performance-Based Exception of those Awards that are intended to so qualify. To the extent that the Committee delegates its power to make Awards as permitted by
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                                      -4-

Section 4.1, all references in the Plan to the Committee's authority to make Awards and determinations with respect thereto shall be deemed to include the Committee's delegate or delegates.

   2.9. "Common Stock" or "Stock" means the Common Stock, par value $1.00 per share, of the Corporation.

   2.10. "Continuing Director" means any director (a) who has continuously been a member of the Board since not later than the date of a Potential Change in Control or (b) who is a successor of a director described in clause (a), if such successor (and any intervening successor) shall have been recommended or elected to succeed a Continuing Director by a majority of the then Continuing Directors.

   2.11. "Corporation" means BankBoston Corporation, a corporation established under the laws of the Commonwealth of Massachusetts.

   2.12. "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner acceptable to the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

   2.13. "Disability" means a physical or mental condition of such a nature that it would qualify a Participant for benefits under the long-term disability insurance plan of BankBoston, N.A. or any successor plan. The Committee shall have the authority to determine whether and when, consistent with the foregoing, a Participant has suffered a Disability for purposes of the Plan.

   2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

   2.15. "Fair Market Value," in the case of a share of Common Stock on a particular day, means the closing price of the Common Stock for that day as reported in the "NYSE-Composite Transactions" section of the Eastern Edition of The Wall Street Journal, or if no prices are quoted for that day, for the last preceding day on which such prices of Common Stock are so quoted. In the event "NYSE-Composite Transactions" cease to be reported, the Committee shall adopt some other appropriate method for determining Fair Market Value.
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                                      -5-

   2.16. "Freestanding SAR" means an SAR that is granted independently of any Options.

   2.17. "Incentive Stock Option" means an Option, granted to a Participant pursuant to Section 8, which is intended to satisfy the requirements of Section 422(b) of the Code or any successor provision.

   2.18. "Nonqualified Stock Option" means an Option, granted to a Participant pursuant to Section 8, which is not intended to qualify as an Incentive Stock Option.

   2.19. "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

   2.20. "Other Award" means an Award (other than an Option, SAR, Restricted Stock or Performance Share) granted to a Participant pursuant to Section 12. An Other Award may consist of Shares, fixed or variable units valued or based on Common Stock, fixed or variable units valued or based on measures (including performance measures) that are unrelated to Common Stock, or any combination of the foregoing. An Other Award that consists of units other than Shares, whether or not valued or based on Common Stock, may be made payable in cash or Shares or a combination of cash and Shares.

   2.21. "Participant" means an individual selected by the Committee to receive an Award under the Plan.

   2.22. "Performance-Based Exception" means the performance-based exception from the deductibility limits set forth in Section 162(m) of the Code and the
Section 162(m) Regulations.

   2.23. "Performance Goals" means, with respect to Awards that are intended to qualify for the Performance-Based Exception, objectively determinable performance goals established by the Committee within the time period specified in the Section 162(m) Regulations and based on any of the following criteria:
(a) earnings, (b) return on equity, (c) return on assets, (d) return on investment, (e) revenues, (f) expenses; (g) the operating ratio; (h) stock price; (i) stockholder return; (j) market share; (k) charge-offs, (l) credit quality, or (m) customer satisfaction measures. Such Performance Goals may be particular to a Participant or the division, branch, line of business, Affiliate or other unit in which the Participant works, or may be based on the performance of the Corporation on a consolidated basis. Notwithstanding the preestablishment of a Performance Goal with respect to an Award in accordance with the Section 162(m) Regulations, nothing herein shall be construed as limiting the Committee's ability to reduce the amount
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                                      -6-

payable under the Award (including, for this purpose, reducing the amount of any Award that would otherwise be granted, or reducing the portion of any Award that would otherwise vest) upon attainment of such Performance Goal.

   2.24. "Performance Period" means the period of time designated by the Committee applicable to a Performance Stock Award during which specified Performance Goals shall be measured.

   2.25. "Performance Share" means an Award granted to a Participant pursuant to Section 11.

   2.26. "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (a) the Corporation or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (c) an underwriter temporarily holding securities pursuant to a registered offering of such securities in accordance with an agreement with the Corporation, or (d) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

   2.27. "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         2.27.1. the Corporation enters into any agreement, the consummation of which would result in the occurrence of a Change in Control;

         2.27.2. the Corporation or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

         2.27.3. any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing fifteen percent (15%) or more of the combined voting power of the Corporation's then outstanding securities (entitled to vote generally for the election of directors).

   2.28. "Prior Plan" means the Corporation's 1991 Long-Term Stock Incentive
Plan.

   2.29. "Reporting Person" means a person required to file reports under
Section 16(a) of the Exchange Act or any successor statute.
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                                      -7-

   2.30. "Restricted Period" means the period during which the transfer of shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of Performance Goals or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 10.

   2.31. "Restricted Stock" means an Award granted to a Participant pursuant to
Section 10.

   2.32. "Retirement" means termination of employment with the Corporation or any Affiliate if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Corporation or the Affiliate, provided that the Participant does not continue in the employment of the Corporation or any Affiliate and provided further that such termination does not constitute a Termination for Cause.

   2.33. "Section 162(m) Regulations" means the regulations promulgated under
Section 162(m) of the Code, as amended from time to time.

   2.34  "Shares" means shares of Common Stock.

   2.35. "Stock Appreciation Right" or "SAR" means an Award granted to a Participant, alone or in connection with a related Option, pursuant to Section 9.

   2.36. "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under the related Option, the Tandem SAR shall similarly be canceled).

   2.37. "Termination for Cause" means the termination of a Participant's employment due to any act which, in the discretionary judgment of the Committee, is deemed inimical to the best interests of the Corporation or any Affiliate, including, but not limited to: (a) willful and gross misconduct in respect of the Participant's duties for the Corporation or the Affiliate, (b) conviction of a felony or perpetration of a common law fraud, (c) willful failure to comply with applicable laws or regulations with respect to the execution of the Corporation's or the Affiliate's businesses or (d) theft, fraud, embezzlement, dishonesty
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                                      -8-

or other conduct which has resulted or is likely to result in material economic or other damage to the Corporation or any Affiliate.

3. Effective Date and Term.
   -----------------------

   Subject to approval by the Corporation's stockholders, the Plan shall become effective as of January 1, 1997, and Awards may be granted under the Plan from and after that date. No Awards may be made under the Plan after December 31, 2006, but Awards theretofore granted may extend beyond that date. Notwithstanding the foregoing, no Incentive Stock Options shall be granted after December 20, 2005.

4. Administration.
   --------------

   4.1. The Plan shall be administered by the Committee. Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of Awards, including, without limitation, vesting schedules, price, performance standards (including Performance Goals), length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of the Plan and individual Award Documentation. The Committee also shall have full authority to interpret the terms of the Plan and of Awards made under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers who are also directors of the Corporation the power to make Awards to Participants who are not Reporting Persons at the time of such Awards and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of Awards for such Participants as a group.

   4.2. Notwithstanding Section 4.1 and subject to the provisions set forth herein, the Board shall approve or ratify Awards made under the Plan to any executive officer who is also a director of the Corporation.

   4.3. The decision of the Committee on any matter as to which it is given authority under Section 4.1 above shall be final and binding on all persons concerned.
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                                      -9-

5. Shares Subject to the Plan.
   --------------------------

   5.1.  Subject to adjustment in accordance with the provisions of Section
13.8 and subject to Section 5.4, (a) the total number of Shares available for grants of Awards (including, without limitation, Awards of Restricted Stock and Performance Shares) in any calendar year shall not exceed one and one-quarter percent (1.25%) of the outstanding Common Stock as of the first business day of such calendar year and (b) the total number of Shares available for grants of Restricted Stock and Performance Shares in any calendar year shall not exceed one-half of one percent (.5%) of the outstanding Common Stock as of the first business day of such calendar year. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, Shares held as treasury stock or previously issued Shares reacquired by the Corporation, including Shares purchased on the open market. Notwithstanding the foregoing, the maximum number of Shares that may be issued under Incentive Stock Options awarded under the Plan, subject to adjustment in accordance with Section 13.8, shall be 10,000,000* Shares.

   5.2. Subject to adjustment in accordance with Section 13.8, the total number of Shares available for grants of Awards in any calendar year to any Participant shall not exceed the lesser of (a) three-tenths of one percent (.3%) of the outstanding Common Stock as of the first business day of such calendar year or (b) 1,200,000* Shares.

   5.3. For purposes of calculating the total number of Shares available for grants of Awards, (a) the grant of a Performance Share shall be deemed to be equal to the maximum number of Shares which may be issued upon payment of the Performance Share and (b) where the value of an Award is variable on the date it is granted, the value shall be deemed to be the maximum limitation of the Award. Awards payable solely in cash shall not reduce the number of Shares available for Awards granted under the Plan.

   5.4. There shall be carried forward and available for Awards under the Plan in each succeeding calendar year, in addition to Shares available for grant under Section 5.1, all of the following: (a) any unused portion of the limit set forth in Section 5.1 for any preceding calendar years; (b) Shares represented by Awards which, during that calendar year or any preceding calendar years, have been

______________

* As adjusted for the Corporation's two-for-one stock split, effective as of June 22, 1998.
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                                      -10-

canceled, forfeited, surrendered, terminated or expire unexercised (with the exception of the termination of a Tandem SAR upon the exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), or which are settled in a manner that results in fewer Shares outstanding than were initially awarded (including, without limitation, the surrender of Shares as full or partial payment for the Award or any tax obligation thereon); (c) the excess amount of variable Awards which become fixed at less than their maximum limitations; (d) authorized Shares as to which Options, SARs and Restricted Stock were not granted under the Prior Plan as of December 31, 1996 and (e) Shares granted under the Prior Plan subject to Options, SARs or Restricted Stock which, during that calendar year or any preceding calendar years, have been canceled, forfeited, surrendered, terminated or expire unexercised or which are settled in a manner that results in fewer Shares outstanding than were initially awarded (including, without limitation, the surrender of Shares as full or partial payment for the Award or any tax obligation thereon).

6. Eligibility for Awards.  Any officer or employee of the Corporation or its
   ----------------------
Affiliates who, in the opinion of the Committee, is in a position to have a significant effect upon the Corporation's business and consolidated earnings, shall be eligible to receive an Award under the Plan.

7. Grant of Awards.  From time to time while the Plan is in effect, the
   ---------------
Committee may, in its absolute discretion, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those persons to whom Awards are to be granted. Such Awards may be granted on a stand alone, combination or tandem basis. In addition to granting Awards for purposes of incentive compensation, Awards may also be made in tandem with or in lieu of other current or deferred employee compensation.
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                                      -11-

8. Options.
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   8.1.  Grant of Options.  Subject to the provisions of the Plan, the
         ----------------
Committee may award Options, alone or in combination with other Awards under the Plan. Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422(b) of the Code or any successor provision, and any regulations thereunder.

   8.2.  Option Price.  The Option price per share of Common Stock, with
         ------------
respect to each Option, shall not be less than the Fair Market Value per share at the time the Option is granted.

   8.3.  Period of Options.  An Option shall be exercisable during such period
         -----------------
of time as the Committee shall determine, subject, in the case of Incentive Stock Options, to any limitation required by the Code. It is contemplated that the Committee will provide that an Option shall not be exercisable after the expiration of ten years from the date the Option is granted.

   8.4.  Exercise of Options.  Each Option shall be made exercisable at such
         -------------------
time or times, and shall be subject to such conditions or restrictions, as the Committee shall determine. It is contemplated that the Committee will normally provide that the right to exercise an Option will accrue on the first anniversary of the date of grant with respect to 50 percent of the number of shares of Common Stock subject to the Option and that the right to exercise the Option with respect to the balance of the shares subject thereto will accrue on the second anniversary of the date of grant. However, the Committee may, in its discretion, in any case provide that the Option will be exercisable immediately with respect to all of the shares of Common Stock subject to the Option or that the right to exercise the Option will accrue in different installments and at different times from those set forth above.

   8.5.  Payment for and Delivery of Stock.  Payment of the Option exercise
         ---------------------------------
price may be made by any of the following methods, as determined by the Committee at the time the Option is granted: (a) in cash or its equivalent (b) by delivery of Shares already owned by the Participant, valued at their Fair Market Value on the date of exercise (provided that any Shares so delivered shall have been held by the Participant for such period, if any, as the Committee shall determine), (c) subject to such guidelines as
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                                      -12-

may be promulgated by the Committee, by delivery of a notice instructing the Corporation to deliver the Shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price and any applicable withholding taxes, (d) by delivery of such other lawful consideration as the Committee may determine or (e) by any combination of the foregoing. The Committee may provide for the automatic award of an Option upon the delivery of Shares to the Corporation in payment of the exercise price of another Option for up to the number of Shares delivered to the Corporation in payment of the exercise price of such other Option.

   8.6.  Termination of Employment.  Each Participant's Award Documentation
         -------------------------
shall set forth the extent to which the Participant or the Participant's legal representative, guardian or Designated Beneficiary shall have the right to exercise an Option following the termination of the Participant's employment with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee and may reflect distinctions based on the reasons for termination of employment, including, without limitation, termination of employment by reason of the Participant's death, Retirement or Disability.

9. Stock Appreciation Rights.
   -------------------------

   9.1.  Grant of SARs.  Subject to the provisions of the Plan, the Committee
         -------------
may award SARs alone or in combination with other Awards under the Plan.

   9.2.  Grant Price.  The grant price of a Freestanding SAR shall not be less
         -----------
than the Fair Market Value of the Common Stock at the time of grant of the SAR. The grant price of a Tandem SAR shall not be less than the Option exercise price of the related Option.

   9.3.  Term of SARs.  An SAR shall be exercisable during such period of time
         -------------
as the Committee shall determine. It is contemplated that the Committee will provide that an SAR shall not be exercisable after the expiration of ten years from the date the SAR is granted.

   9.4.  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part
         ------------------------
of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the
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                                      -13-

related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

   9.5.  Exercise of Freestanding SARs.  Freestanding SARs shall be made
         ------------------------------
exercisable at such time or times, and shall be subject to such conditions or restrictions, as the Committee shall determine. It is contemplated that the Committee will normally provide that the right to exercise 50 percent of any Freestanding SARs granted hereunder will accrue on the first anniversary of the date of grant and that the right to exercise the balance of such Freestanding SARs will accrue on the second anniversary of the date of grant. However, the Committee may, in its discretion, in any case provide that Freestanding SARs will be exercisable immediately or that the right to exercise Freestanding SARs will accrue in different installments and at different times from those set forth above.

   9.6.  Payment of SARs.  Upon exercise of an SAR, a Participant shall be
         ---------------
entitled to receive payment from the Corporation in an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the grant price by (b) the number of Shares with respect to which the SAR is exercised. SARs may be payable in cash, Shares or a combination of the two, as provided by the Committee. Shares issued on the settlement of the exercise of SARs shall be valued at their Fair Market Value on the date of exercise.

   9.7.  Termination of Employment.  Each Participant's Award Documentation
         -------------------------
shall set forth the extent to which the Participant or the Participant's legal representative, guardian or Designated Beneficiary shall have the right to exercise an SAR following the termination of the Participant's employment with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee and may reflect distinctions based on the reasons for termination of employment, including, without limitation, termination of employment by reason of the Participant's death, Retirement or Disability.

10.  Restricted Stock.
     ----------------

     10.1.  Grant of Restricted Stock.  Subject to the provisions of the Plan,
            -------------------------
the Committee may award Restricted Stock alone or in combination with other Awards under the Plan.
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                                      -14-

     10.2.  Terms of Restricted Stock.  The Restricted Period and other
            --------------------------
provisions of each Restricted Stock Award shall be established by the Committee and shall be set forth in the Participant's Award Documentation.

     10.3.  Nontransferability; Other Restrictions.  Except as provided in this
            ---------------------------------------
Section 10, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted under the Plan as it may deem advisable including, without limitation, performance-based restrictions (whether or not based upon the achievement of Performance Goals), employment-based restrictions and/or restrictions under applicable federal or state securities laws.

     10.4.  Participants' Rights in Restricted Stock.  Shares of Restricted
            ----------------------------------------
Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and, except as otherwise determined by the Committee, shall be delivered to the Participant after the last day of the Restricted Period. Except as otherwise provided by the Committee, during and after the Restricted Period, dividends with respect to any Restricted Stock shall be paid to, and voting rights with respect to any such Shares shall be vested in, the Participant. To the extent provided by the Committee, Participants may defer the receipt of any dividends payable during the Restricted Period with respect to Restricted Stock.

     10.5.  Termination of Employment.  Each Participant's Award Documentation
            -------------------------
shall set forth the extent, if any, to which the Participant or the Participant's legal representative, guardian or Designated Beneficiary shall have the right to receive unvested shares of Restricted Stock following the termination of the Participant's employment with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee and may reflect distinctions based on the reasons for termination of employment, including, without limitation, termination of employment by reason of the Participant's death, Retirement or Disability.

     10.6.  Consideration for Restricted Stock. Restricted Stock shall be issued
            ----------------------------------
for no cash consideration or such minimum consideration as may be required under applicable law.

11.  Performance Shares.
     -------------------

     11.1.  Grant of Performance Shares.  Subject to the provisions of the Plan,
            ---------------------------
the Committee may award Performance Shares alone or in combination with other Awards under the Plan. The number and/or vesting of Performance Shares granted, in the Committee's discretion, shall be contingent upon the degree of attainment of the Performance Goals over the Performance Period.

     11.2.  Form and Timing of Payment of Performance Shares.  During the course
            -------------------------------------------------
of a Performance Period, the Committee shall determine the number of Performance Shares as to which the Participant has earned the right to be paid based upon the attainment of the applicable Performance Goals. The Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Shares or a combination thereof (as determined by the Committee) having an aggregate Fair Market Value equal to the number of Performance Shares earned multiplied by the Fair Market Value of a share of Common Stock determined as of the date such Performance Shares were earned. Any Shares used to pay out earned Performance Shares may be granted subject to any restrictions deemed appropriate by the Committee. To the extent provided by the Committee, Participants may defer the receipt of payment of any Performance Shares or other amounts (e.g., dividend equivalent rights) earned pursuant to the Award Documentation.

     11.3.  Termination of Employment.  Each Participant's Award Documentation
            -------------------------
shall set forth the extent to which the Participant or the Participant's legal representative, guardian or Designated Beneficiary shall have the right to receive unearned Performance Shares following the termination of the Participant's employment with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee and may reflect distinctions based on the reasons for termination of employment, including, without limitation, termination of employment by reason of the Participant's death, Retirement or Disability.

12.  Other Awards.
     -------------

     12.1.  Grant of Other Awards.  Subject to the provisions of the Plan, the
            ---------------------
Committee may award Other Awards alone or in combination with other Awards under the Plan.

     12.2.  Terms of Other Awards.  The Committee shall determine the terms and
            ----------------------
provisions of Other Awards including, without limitation, any transfer restrictions, vesting provisions, the value of such Awards and the form and timing of payment of such Awards.

     12.3.  Termination of Employment.  Each Participant's Award Documentation
            -------------------------
shall set forth the extent to which the Participant or the Participant's legal representative, guardian or Designated Beneficiary shall have the right to exercise or receive Other Awards following the termination of the Participant's employment with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee and may reflect distinctions based on the reasons for termination of employment, including, without limitation, termination of employment by reason of the Participant's death, Retirement or Disability.

13.  General Provisions Applicable to Awards.
     ---------------------------------------

     13.1.  Non-transferability of Awards.  Subject to the provisions of this
            -----------------------------
Section, (a) no Award under the Plan shall be transferable otherwise than by will, by the laws of descent and distribution, or by operation of a "qualified domestic relations order," as that term is defined in the Code, and (b) during the lifetime of the Participant to whom an Award has been granted, rights under the Award may be exercised only by the Participant, the Participant's guardian or legal representative, or by the assignee of the Award under a "qualified domestic relations order." Notwithstanding the foregoing, the Committee may provide for greater transferability in the case of any Award, including, without limitation, transfer to one or more members of the Participant's family or to a partnership or trust established for the benefit of one or more members of the Participant's family. In no event shall Incentive Stock Options awarded under the Plan be transferable other than as permitted under the rules prescribed in the Code for incentive stock options. An Award that is intended to be exempt under Rule 16b-3 under the Exchange Act or any successor rule, or that is intended to qualify for the Performance-Based Exception, shall be transferable only to the extent consistent with such exemption or qualification. Nothing in this Section shall be construed as restricting the transfer of Shares that have become free of other transfer restrictions under the Plan or that were awarded free of any such restrictions.

     13.3.  Committee Discretion.  Each type of Award may be made alone, in
            --------------------
addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter. The Committee may grant Awards hereunder that are intended to satisfy the Performance-Based Exception and Awards that are not intended to satisfy that exception. Awards hereunder that are intended to satisfy the Performance-Based Exception shall be subject to the limitations of
Section 5.2. In no event shall an Award hereunder which is not intended to satisfy the Performance-Based Exception be conditioned upon an Award hereunder (to the same Participant) which is intended to satisfy the Performance-Based Exception.

     13.4.  Tax Withholding.  The Committee shall require, on such terms as it
            ---------------
deems necessary, that the Participant pay to the Corporation, or make other satisfactory provision for payment of, any federal, state or local taxes required by law to be withheld in respect of Awards under the Plan. In the Committee's discretion, a Participant may elect to satisfy all or a portion of his or her federal, state and local tax withholding requirements or liability, up to the amount calculated by applying the Participant's maximum marginal tax rate, by having Shares withheld from the Shares otherwise issuable in connection with the event creating the tax obligation, or by delivering to the Corporation previously owned Shares, valued at their Fair Market Value on the date that withholding taxes are determined. The Corporation and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     13.5.  Foreign Nationals.  Awards may be made to Participants who are
            -----------------
foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws. Notwithstanding the provisions of this Section 13.5, Awards to any such individuals who are Reporting Persons shall be made in accordance with the other provisions of the Plan, except as otherwise permitted by Rule 16b-3 under the Exchange Act or any successor rule.

     13.6.  Amendment of Award.  The Committee may amend, modify, terminate or
            ------------------
waive any condition or provision of any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonqualified Stock Option; provided, however, that the Committee may not (except in accordance with Section 13.8) increase the number of Shares subject to any outstanding Award or decrease the Option or award price of the Award. The Participant's consent to any such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     13.7.  Acceleration of Vesting; Waiver of Restrictions.  Notwithstanding
            ------------------------------------------------
any provision of the Plan or any Award Documentation to the contrary, the Committee, in its sole discretion, shall have the power at any time to (a) accelerate the vesting or exercisability of any Award granted under the Plan, including, without limitation, acceleration to such date that would result in such Awards becoming immediately vested or exercisable, or (b) waive any restrictions of any Award granted under the Plan.

     13.8.  Changes in Stock; Adjustment of Awards.  In the event of a stock
            --------------------------------------
dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock or any other transaction (including, without limitation, an extraordinary cash dividend) which, in the determination of the Committee, affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (a) the number and kind of Shares in respect of which Awards may be made under the Plan,
(b) the number and kind of Shares subject to outstanding Awards, and (c) the Option or grant price with respect to any of the foregoing, provided that the number of Shares subject to any Award shall always be a whole number. In the event of any merger, consolidation, dissolution or liquidation of the Corporation, the Committee, in its sole discretion, may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of Shares reserved for issuance under the Plan and in the number and purchase price (if any) of Shares subject to such Awards as it may determine, make outstanding Awards fully exercisable, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances). Notwithstanding the foregoing, in the case of an Award intended to qualify as an Incentive Stock Option or to qualify for the Performance-Based Exception, adjustment shall be made under this Section 13.8 only to the extent, if any, consistent with continued qualification of the Award as an Incentive Stock Option or continued qualification of the award for the Performance-Based Exception, as the case may be.

     13.9.  Change In Control.  Unless otherwise provided in a Participant's
            ------------------
Award Documentation, upon the occurrence of a Change in Control of the Corporation, (a) any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable through their entire term;
(b) any Restricted Periods and restrictions imposed on Restricted Stock shall lapse; and (c) the target payout opportunities attainable under all outstanding Awards of Restricted Stock and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and the vesting of all Awards shall be accelerated as of the effective date of the Change in Control.

     13.10. Dividend Equivalent Rights.  The Committee may, in its discretion,
            ---------------------------
provide that any dividends declared on Shares subject to an Award, and which would have been paid with respect to such Shares had they been owned by a Participant, be paid to the Participant in Shares, cash or a combination of cash and Shares, as specified in the Award Documentation.

14.  Miscellaneous.
     -------------

     14.1.  No Right to Employment.  No person shall have any claim or right to
            ----------------------
be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation and its Affiliates expressly reserve the right at any time to terminate the employment of a Participant free from any liability or claim under the Plan, except as may be expressly provided in the applicable Award. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of employment of a Participant, even if termination is in violation of an obligation of the Corporation or an Affiliate to the Participant, by contract or otherwise.

     14.2.  No Rights as a Stockholder.  Subject to the provisions of the
            --------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the stock at the time of the Award except as otherwise provided in the applicable Award.

     14.3.  No Fractional Shares.  No fractional Shares shall be issued under
            --------------------
the Plan, and cash shall be paid in lieu of any fractional Shares in settlement.

     14.4.  Unfunded Plan.  The Plan shall be unfunded, shall not create (or be
            -------------
construed to create) a trust or a separate fund or funds, and shall not establish any fiduciary relationship between the Corporation and any Participant or other person.

     14.5.  Successors and Assigns.  The Plan shall be binding on all successors
            ----------------------
and assigns of the Participant, including without limitation the Participant's Designated Beneficiary or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

     14.6.  Amendment of Plan.  The Board may amend, suspend or terminate the
            -----------------
Plan or any portion thereof at any time; provided, however, that no amendment which requires stockholder approval in order for those Awards that are intended to be exempt under Rule 16b-3 under the Exchange Act (or any successor rule) to be so exempt or for those Awards that are intended to qualify under the Performance-Based Exception to so qualify shall be effective unless approved by the requisite vote of the Corporation's stockholders. The Committee may make non-material amendments to the Plan.

     14.7.  Governing Law.  The provisions of the Plan shall be governed by and
            -------------
interpreted in accordance with the laws of the Commonwealth of Massachusetts.